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                                                                    EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the registration statement of Interactive Pictures Corporation on Form S-8 (File No. 333-87309) of our report dated January 28, 2000, relating to the financial statements, which appears in this Form 10-K.



/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP


Knoxville, Tennessee
March 29, 2000